Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 41,400,000.00
Previously Paid Amount	1,273.05
Total Fee Amount	5,717.34
Total Offset Amount	0.00
Net Fee	$ 4,444.29